Exhibit 99.1

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Granite City Food & Brewery Ltd. (the “Company”) on Form 10-QSB for the quarterly period ended March 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven J. Wagenheim, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Granite City Food & Brewery Ltd. and will be retained by Granite City Food & Brewery Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 13, 2003	By	/s/ Steven J. Wagenheim
Steven J. Wagenheim
President and Chief Executive Officer